Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Green Earth Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter Raquet, Chief Executive Officer and principal financial officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November16, 2015	By:	/s/ Walter Raquet
Walter Raquet
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)